"RCT" means the material omitted has been filed with the Securities & Exchange Commission with an application requesting confidential treatment.

                                                                 EXHIBIT 10.11



                                AGREEMENT

     THIS AGREEMENT, which is effective May 1, 1998, by and between KMART CORPORATION, a Michigan corporation located at 3100 West Big Beaver Road, Troy, Michigan 48084 (hereinafter referred to as "Kmart") and CARDIVAN COMPANY, a Nevada corporation, located at 1110 Palms Airport Drive, Las Vegas, Nevada, 89119 (hereinafter referred to as "Cardivan").

     WHEREAS, Kmart desires Cardivan to continue the installation, operation, maintenance and servicing of gaming devices (the "Devices") in all stores of Kmart in the State of Nevada; and

     WHEREAS, Cardivan agrees to take all necessary steps to install, operate and maintain Devices pursuant to the terms of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties agree as follows:

1. Cardivan shall install, operate, service and remove subject to the terms hereof, Devices at the Kmart store locations set forth on the attached Exhibit
A. Should Kmart open or acquire additional stores within the State of Nevada during the term of this Agreement, Kmart will use its best efforts to provide to Cardivan adequate space for the installation and operation of the maximum number of Devices allowable by law. Cardivan will accept existing space allocations within existing Kmart stores. However should Kmart reduce the space allocation in an existing store, a per Device monthly rent adjustment will be required during the term of this Agreement. The minimum number of Devices to be installed and operated in each existing store is detailed on Exhibit A. Cardivan may elect to reduce or add to the number of Devices at any location subject to the terms of this Agreement. Installation, maintenance, removal and replacement of said Devices shall be performed only at the time specified by the Kmart district manager of the store involved. The area in which Devices shall be located in the stores shall be mutually agreed upon between Kmart and Cardivan.

2. In full consideration for the rights hereby granted, Cardivan shall pay to Kmart the amounts set forth in the attached Exhibit B for each existing store as of May 1, 1998. All payments will be made on the first day of each month for the previous month. The minimum amount to be paid by Cardivan to Kmart for each store shall be based on the minimum number of Devices listed in Exhibit B for each store. The minimum monthly fees per store will be paid by Cardivan even if Cardivan elects to reduce the number of Devices in a store below the minimum number provided in Exhibit B. Provided, if Cardivan elects to install additional Devices in a store above the minimum number listed in Exhibit B for a store, Cardivan agrees to pay to Kmart an additional amount for each such Device based on the monthly fee per Device listed in Exhibit B for the store in which the additional Device(s) is installed and operated.

Should Kmart open or acquire additional stores in the State of Nevada during the term of this Agreement, Cardivan shall have the option within thirty (30) days of notification by Kmart to Cardivan to exercise its exclusive right to operate Devices within each of the stores under the terms and conditions of this Agreement. During the term of this Agreement, the fees due with respect to such new locations will be based on the actual number of Devices at such locations at the then applicable monthly fee. For the RCT period following the date such new location is open for business by Kmart, the monthly fee per Device shall be RCT; provided that if Kmart has not taken all steps required to be taken by it to permit Cardivan to commence operations at such New Location, the RCT period shall not commence until all such actions have been taken.

Kmart acknowledges that Cardivan has prepaid the monthly fees through July 31, 1998 for the Kmart store #3894 located in Elko, Nevada pursuant to a previous agreement entered into between the parties on September 1, 1997.

3. Payments by Cardivan shall be mailed or delivered to Kmart Corporation at 3100 West Big Beaver Road, Troy, MI 48084, Accounts Receivable - Attn:
D. Matyanowski. Kmart may direct Cardivan to send payments to another address by giving Cardivan written notice at least thirty days in advance of such address change. All payments made by Cardivan hereunder shall be accompanied by a report giving a breakdown by store of the amount paid and the calendar month to which the payment relates. Notification of the installation of any new Devices (except Devices installed to replace old Devices) shall be given to Kmart at the then current address for payments not less than thirty (30) days prior to the installation.

4. All Devices installed by Cardivan hereunder and subject to this Agreement, together with the contents of their cash boxes shall remain the sole property of Cardivan and Kmart shall acquire no ownership interest therein. All taxes and assessments of any kind by reason of or as a condition precedent to the ownership or operation of Devices by Cardivan in the stores shall be paid promptly and in full by Cardivan, but Cardivan shall not be liable for any tax measured by Kmart's income. Cardivan warrants that prior to installation of any Device hereunder it shall have paid the proper licensing agency or agencies the licensing fee or fees necessary for operation of Devices and that it shall have procured from said agency or agencies all licenses necessary for operation of Devices. Cardivan agrees that it shall maintain in force such licenses and pay any and all license fees as they become due during the term of this Agreement.

     Cardivan agrees to reimburse, indemnify, defend and hold Kmart harmless from and against any damage, loss, expense or penalty or any claim or action therefore: (1) by or on behalf of any taxing authority arising out of Cardivan's payment or failure of payment of any taxes and/or assessments (including license fees) imposed by reason of or as a condition precedent to the ownership or operation of the Devices covered hereunder, and (2) as a result of Cardivan's failure to obtain and/or maintain in force any licenses necessary for the operation of Devices covered hereunder.

5. All costs and expenses incurred for the installing, maintaining and removing of said Devices shall be paid by Cardivan, together with the costs of restoring to their condition on the date of installation, reasonable wear and tear excepted, the areas in the stores occupied by said Devices, which restoration Cardivan hereby agrees to perform promptly after the removal of any or all of said Devices and/or upon termination of this Agreement. If Cardivan fails or refuses to so remove and restore for more than thirty (30) consecutive calendar days after termination of this Agreement or its receipt of directions from Kmart to do so, Kmart may so remove and restore and may place said removed Devices in public storage in Clark County, Nevada for Cardivan's account and at Cardivan's risk.

6. Cardivan shall, at its own expense, employ a sufficient number of persons to supply change or coins (furnished by Cardivan) to patrons of the Devices at each of the stores covered by this Agreement. In the event that Kmart deems one or more of Cardivan's Change Persons or other employees working at a Location or Locations is conducting themselves in a manner that is unsatisfactory to Kmart, Kmart may inform Cardivan verbally or in writing of such conduct. Cardivan shall address the matter within twenty-four (24) hours with the Affected Employee and correct the violation. If Kmart notifies Cardivan, verbally or in writing, of a second incident by the Affected Employee, Cardivan shall replace the Affected Employee as quickly as possible subject to existing federal, state and local laws.

7. Cardivan shall service said Devices, and its employees shall be present to render change service, during the hours when said store is open to the public.

8. In the event an Existing Location is closed for renovation for a period of thirty (30) days or more, the Fees with respect to such renovated Existing Location shall be RCT monthly fee RCT following the date such renovated Existing Location is reopened for business by Kmart; provided that if Kmart has not taken all steps required to be taken by it to permit Cardivan to recommence operations at such Existing Location, the RCT period shall not commence until all such actions have been taken. Should Cardivan decline to exercise such option Kmart may license another operator of Devices for such new store.

9. Cardivan shall be responsible for and does represent that it shall comply with all federal, state and local laws, rules and regulations applicable to its operations under this Agreement.

10. Cardivan is and at all times shall be an independent contractor in the performance of this Agreement. Cardivan will exercise control over its employees and shall be solely responsible for the payment of any wages, salaries or other remuneration of its employees and for the payment of any payroll taxes, contributions for unemployment insurance, social security, pensions or annuities which are imposed as a result of the employment of its employees.

11. The risk of loss, damage, destruction or disappearance of any property of Cardivan on the premises shall, as between Kmart and Cardivan, be exclusively that of Cardivan.

12. Cardivan shall not advertise the presence of the Devices covered by this Agreement, except in accordance with Kmart's prior written approval.

13. If Kmart decides to alter its smoking policies in the Gaming Spaces from those currently in effect, Kmart agrees to discuss the need for such change with Cardivan and to secure Cardivan's prior written consent for such change, unless and to the extent such change is required by law or regulation.

14. Cardivan shall reimburse, indemnify, defend and hold Kmart harmless from and against any damage, loss, expense or penalty or any claim, demand, action or proceeding therefor by or on behalf of any person or entity (including Cardivan employees), arising out of the installation, maintenance, service, existence, operation, repair or removal of Devices including but not limited to claims of libel, slander, assault, false arrest, bodily injury or property damage (hereinafter "such claims"), provided Kmart gives Cardivan reasonable notice of any such claims made or brought against Kmart. Cardivan shall assume the defense or other disposition of any such claims within a reasonable period of time after notice of same.

15. Cardivan shall provide and maintain in effect during the term hereof and any extension thereof workers' compensation insurance covering all employees engaged in its business and in the installation, maintenance, service, operation, repair or removal of said Devices, or provide workers' compensation on a self-insured basis in compliance with applicable Nevada regulations, and shall likewise provide and maintain public liability insurance with policy limits of $2,000,000 per occurrence and aggregate combined for bodily injury and property damages. Kmart shall be named as an additional insured under said policy or policies. Such insurance shall specifically protect Cardivan and Kmart as its interest may appear against the contractual liability assumed by Cardivan hereunder, and certificates of such insurance shall be promptly delivered to Kmart.

16. Cardivan will indemnify and save Kmart harmless from and against all claims, demands or actions arising out of infringement or alleged infringement of U.S. Patents, copyrights, trademark or servicemark rights if such claims, demands or actions are made or brought against Kmart as a result of the presence of said Devices in its stores.

17. Notices hereunder for Cardivan shall be directed to it at 1110 Palms Airport Drive, Las Vegas, Nevada 89119, Attn: Senior Vice President - Operations and notices for Kmart shall be directed to it at 3100 West Big Beaver Road, Troy, Michigan 48084, Attn: General Counsel or to such other addresses as either party may hereafter specify in writing. Notices shall be effective on the date recipient signs for receipt of said notice.

18. The entire understanding of the parties with relation to the subject matter hereof is contained herein. No modification of this Agreement shall be effective unless made in writing and signed by both parties. Neither party shall assign this Agreement or any interest in it or assign or subcontract the performance of any obligation hereunder without the prior written consent of the other party; subject to such prior written consent, this Agreement shall bind the successors and assigns of both parties.

19. This Agreement shall become effective as of May 1, 1998 and shall expire on RCT; provided, however, that either party may terminate this Agreement RCT, provided that written notice is given to the non-terminating party by RCT. Further, if Kmart elects to eliminate the Devices in all Kmart stores in Nevada, Kmart may terminate this Agreement RCT of any year commencing RCT, provided that Kmart gives written notice by RCT of same year to Cardivan, and such notice indicates Kmart's intention to eliminate the Devices and any and all gaming operations through RCT. In addition, either party may terminate this Agreement at any time during the term if the other party breaches or is in default of the performance of its obligations hereunder, and such breach or default continues for thirty (30) consecutive days after written notice thereof is mailed to the party breaching or in default, such termination to be effective on said thirtieth (30th) day. In the event any of the Kmart stores covered by this Agreement close, Cardivan's gaming operations as to such store only shall be suspended during such closing, if temporary and, if permanent, Cardivan's gaming operations as to such store only shall terminate effective as of the date of the store closing. Termination shall not affect rights or obligations accrued hereunder prior to the effective date of termination. In addition, in the event that (i) Kmart should effect a material reduction in the hours of operation of the locations, from the hours of operation in effect on the date of this Agreement, or (ii) there should be a change in the laws or regulations applicable to the operation of gaming devices in retail facilities which has the effect of materially reducing the revenues received by Cardivan from its operation of the Devices hereunder, the parties shall negotiate in good faith to arrive at an equitable adjustment to the terms of the Agreement.

20. Both of the parties hereto agree that they will be bound by and comply with any rule, regulation or statute of the State of Nevada relating to Devices herein described; together with city and county ordinance pertaining to Devices.

21. Notwithstanding the provisions of paragraph 19 above, this Agreement shall terminate on the effective date of any law, ordinance, regulations or final judicial decision which, directly or in effect, renders operations hereunder unlawful, or requires Kmart to meet the licensing of the Nevada Gaming Commission. Should a new tax or a current tax increase be imposed on the gaming operations (other than increases in rate of income, sales or excise taxes which are of general application to persons in addition to those dealing with Devices) during the term of this Agreement that has the effect of materially reducing the operating income earned by Cardivan from its operation of Devices at Kmart stores, Kmart and Cardivan agree to negotiate in good faith to arrive at an equitable adjustment to the terms of this Agreement.

22.  RCT

23. This Agreement and the information contained herein, including but not limited to the fees payable to Kmart by Cardivan, is confidential and shall not be disclosed to any person except the gaming licensing authorities of the State of Nevada upon proper request, unless and to the extent required by laws or regulations applicable to the parties.

24. This Agreement shall supersede and replace the Agreement dated September 1, 1997 between Kmart and Cardivan.

  IN WITNESS WHEREOF, the parties have executed this Agreement as of this 2nd day of June, 1998.

CARDIVAN COMPANY                      KMART CORPORATION

By:  /s/ George Congdon               By:  /s/ D. W. Keeble
     ________________________              ________________________

Its: President                        Its: Executive Vice President
     ________________________              ________________________
EXHIBIT A


                                                    Min. # of Hours of
Store #     Location                                Devices   Operation
________________________________________________________________________
Super Kmart
4933 4855 Summit Ridge, Reno, Nv 89503                15      24 hours
4943 3456 North Carson Street, Carson City, NV 89706  15      24 hours

Kmart
3095 2671 Las Vegas Blvd. N., N. Las Vegas, NV 89030  15      8a-10p
3110 3800 Kietzke Lane, Reno, NV 89502                16      8a-10p
3592 5050 E. Bonanza Road, Las Vegas, NV 89110        16      8a-10p
3680 3760 E. Sunset Road, Las Vegas, NV 89120         15      8a-10p
3719 4500 N. Rancho Drive, Las Vegas, NV 89130        16      8a-10p
3857 732 S. Racetrack Road, Henderson, NV 89015       15      8a-10p
3894 2450 Mountain City Hwy., Elko, NV 89801          15      8a-10p M-Sa
                                                              8a-9p Sun.
4151 2125 Oddie Blvd., Sparks, NV 89431               16      8a-10p
4369 2975 E. Sahara Avenue, Las Vegas, NV 89104       15      8a-10p
7586 3455 S. Rainbow Blvd., Las Vegas, NV 89102       15      8a-10p





                                 EXHIBIT B

                             For the Period RCT

Store         Monthly Fee per Device  # of Devices    Total Due Per Month
_____         ______________________  ____________    ___________________

Super Kmart
___________
  Store #
  _______
    4933             RCT                   15                 RCT
    4943             RCT                   15                 RCT

Kmart Store #
_____________
    3095             RCT                   15                 RCT
    3110             RCT                   16                 RCT
    3592             RCT                   16                 RCT
    3680             RCT                   15                 RCT
    3719             RCT                   16                 RCT
    3857             RCT                   15                 RCT
    3894             RCT                   15                 RCT
    4151             RCT                   16                 RCT
    4369             RCT                   15                 RCT
    7586             RCT                   15                 RCT
                                  Total All:                  RCT


                                 EXHIBIT B

                             For the Period RCT

Store         Monthly Fee per Device  # of Devices    Total Due Per Month
_____         ______________________  ____________    ___________________

Super Kmart
___________
  Store #
  _______
    4933             RCT                   15                 RCT
    4943             RCT                   15                 RCT

Kmart Store #
_____________
    3095             RCT                   15                 RCT
    3110             RCT                   16                 RCT
    3592             RCT                   16                 RCT
    3680             RCT                   15                 RCT
    3719             RCT                   16                 RCT
    3857             RCT                   15                 RCT
    3894             RCT                   15                 RCT
    4151             RCT                   16                 RCT
    4369             RCT                   15                 RCT
    7586             RCT                   15                 RCT
                                  Total All:                  RCT

/TABLE

                                 EXHIBIT B

                             For the Period RCT

Store         Monthly Fee per Device  # of Devices    Total Due Per Month
_____         ______________________  ____________    ___________________

Super Kmart
___________
  Store #
  _______
    4933             RCT                   15                 RCT
    4943             RCT                   15                 RCT

Kmart Store #
_____________
    3095             RCT                   15                 RCT
    3110             RCT                   16                 RCT
    3592             RCT                   16                 RCT
    3680             RCT                   15                 RCT
    3719             RCT                   16                 RCT
    3857             RCT                   15                 RCT
    3894             RCT                   15                 RCT
    4151             RCT                   16                 RCT
    4369             RCT                   15                 RCT
    7586             RCT                   15                 RCT
                                  Total All:                  RCT

/TABLE

                                 EXHIBIT B

                             For the Period RCT

Store         Monthly Fee per Device  # of Devices    Total Due Per Month
_____         ______________________  ____________    ___________________

Super Kmart
___________
  Store #
  _______
    4933             RCT                   15                 RCT
    4943             RCT                   15                 RCT

Kmart Store #
_____________
    3095             RCT                   15                 RCT
    3110             RCT                   16                 RCT
    3592             RCT                   16                 RCT
    3680             RCT                   15                 RCT
    3719             RCT                   16                 RCT
    3857             RCT                   15                 RCT
    3894             RCT                   15                 RCT
    4151             RCT                   16                 RCT
    4369             RCT                   15                 RCT
    7586             RCT                   15                 RCT
                                  Total All:                  RCT


                                 EXHIBIT B

                             For the Period RCT

Store         Monthly Fee per Device  # of Devices    Total Due Per Month
_____         ______________________  ____________    ___________________

Super Kmart
___________
  Store #
  _______
    4933             RCT                   15                 RCT
    4943             RCT                   15                 RCT

Kmart Store #
_____________
    3095             RCT                   15                 RCT
    3110             RCT                   16                 RCT
    3592             RCT                   16                 RCT
    3680             RCT                   15                 RCT
    3719             RCT                   16                 RCT
    3857             RCT                   15                 RCT
    3894             RCT                   15                 RCT
    4151             RCT                   16                 RCT
    4369             RCT                   15                 RCT
    7586             RCT                   15                 RCT
                                  Total All:                  RCT


                                 EXHIBIT B

                             For the Period RCT

Store         Monthly Fee per Device  # of Devices    Total Due Per Month
_____         ______________________  ____________    ___________________

Super Kmart
___________
  Store #
  _______
    4933             RCT                   15                 RCT
    4943             RCT                   15                 RCT

Kmart Store #
_____________
    3095             RCT                   15                 RCT
    3110             RCT                   16                 RCT
    3592             RCT                   16                 RCT
    3680             RCT                   15                 RCT
    3719             RCT                   16                 RCT
    3857             RCT                   15                 RCT
    3894             RCT                   15                 RCT
    4151             RCT                   16                 RCT
    4369             RCT                   15                 RCT
    7586             RCT                   15                 RCT
                                  Total All:                  RCT


                                 EXHIBIT B

                             For the Period RCT

Store         Monthly Fee per Device  # of Devices    Total Due Per Month
_____         ______________________  ____________    ___________________

Super Kmart
___________
  Store #
  _______
    4933             RCT                   15                 RCT
    4943             RCT                   15                 RCT

Kmart Store #
_____________
    3095             RCT                   15                 RCT
    3110             RCT                   16                 RCT
    3592             RCT                   16                 RCT
    3680             RCT                   15                 RCT
    3719             RCT                   16                 RCT
    3857             RCT                   15                 RCT
    3894             RCT                   15                 RCT
    4151             RCT                   16                 RCT
    4369             RCT                   15                 RCT
    7586             RCT                   15                 RCT
                                  Total All:                  RCT


                                 EXHIBIT B

                             For the Period RCT

Store         Monthly Fee per Device  # of Devices    Total Due Per Month
_____         ______________________  ____________    ___________________

Super Kmart
___________
  Store #
  _______
    4933             RCT                   15                 RCT
    4943             RCT                   15                 RCT

Kmart Store #
_____________
    3095             RCT                   15                 RCT
    3110             RCT                   16                 RCT
    3592             RCT                   16                 RCT
    3680             RCT                   15                 RCT
    3719             RCT                   16                 RCT
    3857             RCT                   15                 RCT
    3894             RCT                   15                 RCT
    4151             RCT                   16                 RCT
    4369             RCT                   15                 RCT
    7586             RCT                   15                 RCT
                                  Total All:                  RCT
